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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):

                                 AUGUST 12, 2002

                                ----------------

                               RENT-A-CENTER, INC.
               (Exact name of registrant as specified in charter)


DELAWARE                                0-25370                  48-1024367

(State or Other Jurisdiction of       (Commission               (IRS Employer
Incorporation)                        File Number)           Identification No.)


                              5700 TENNYSON PARKWAY
                                   THIRD FLOOR
                               PLANO, TEXAS 75024
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (972) 801-1100
                             (REGISTRANT'S TELEPHONE
                          NUMBER, INCLUDING AREA CODE)

                                    NO CHANGE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 9.  REGULATION FD DISCLOSURE

                  On August 12, 2002, each of the principal executive officer, Mark E. Speese, and the principal financial officer, Robert D. Davis, of Rent-A-Center, Inc. submitted to the Securities and Exchange Commission sworn statements pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 as required by the Securities and Exchange Commission's Order No. 4-460 dated June 27, 2002.

                  A copy of each of these statements is attached hereto as an Exhibit.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                  Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  Not applicable.

         (c)      EXHIBITS

                  99.1 Statement Under Oath of principal executive officer Mark E. Speese dated August 12, 2002.

                  99.2 Statement Under Oath of principal financial officer Robert D. Davis dated August 12, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       RENT-A-CENTER, INC.





Date: August 12, 2002                  By: /s/ Robert D. Davis
                                          --------------------------------------
                                          Robert D. Davis
                                          Senior Vice President-Finance,
                                          Treasurer and Chief Financial
                                          Officer

                                  EXHIBIT INDEX


         EXHIBIT
         NUMBER            DESCRIPTION OF EXHIBIT
         ------            ----------------------
         99.1              Statement Under Oath of principal executive officer
                           Mark E. Speese dated August 12, 2002.

         99.2              Statement Under Oath of principal financial officer
                           Robert D. Davis dated August 12, 2002.



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